CONSENT OF ARTHUR ANDERSEN, INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statements on Form S-8 (File Nos. 333-09168, 333-93543 and 333-60952) of our report on Form
8-K dated 15 August 2001, on our audits of the financial statements of Shire Pharmaceuticals Group plc as of December 31, 2000, 1999 and 1998 and for the periods then ended.

                                              /s/ Arthur Andersen
                                              ARTHUR ANDERSEN

August 15, 2001